SCHEDULE A

                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

This Agreement relates to the following Funds of the Trust:

--------------------------------------------------------------------------------------------------------------
                                                         MAXIMUM ANNUAL
NAME OF FUND                    SHARE CLASS          OPERATING EXPENSE LIMIT      INITIAL TERM END DATE
--------------------------------------------------------------------------------------------------------------
Core Bond Fund                  Institutional               0.50%                 February 28, 2017
                                ------------------------------------------------------------------------------
                                Class S Shares              0.70%                 February 28, 2017
------------------------------------------------------------------------------
                                Investor Shares             0.95%                 February 28, 2017
--------------------------------------------------------------------------------------------------------------
Limited Duration Bond Fund      Institutional               0.50%                 February 28, 2017
------------------------------------------------------------------------------
                                Class S Shares              0.70%                 February 28, 2017
------------------------------------------------------------------------------
                                Investor Shares             0.95%                 February 28, 2017
--------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund           Institutional               0.90%                 February 29, 2016
------------------------------------------------------------------------------
                                Class S Shares              1.10%                 February 28, 2017
------------------------------------------------------------------------------
                                Investor Shares             1.35%                 February 28, 2017
--------------------------------------------------------------------------------------------------------------
Large Cap Value Fund            Institutional               0.90%                 February 29, 2016
------------------------------------------------------------------------------
                                Class S Shares              1.10%                 February 28, 2017
------------------------------------------------------------------------------
                                Investor Shares             1.35%                 February 28, 2017
--------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund           Institutional               1.05%                 February 29, 2016
------------------------------------------------------------------------------
                                Class S Shares              1.25%                 February 28, 2017
------------------------------------------------------------------------------
                                Investor Shares             1.50%                 February 28, 2017
--------------------------------------------------------------------------------------------------------------
International Equity Fund       Institutional               1.10%                 February 29, 2016
------------------------------------------------------------------------------
                                Class S Shares              1.30%                 February 28, 2017
------------------------------------------------------------------------------
                                Investor Shares              1.55%                February 28, 2017
--------------------------------------------------------------------------------------------------------------




                                        Acknowledged and Accepted by:

                                        Knights of Columbus Asset Advisers LLC

                                        /s/ Anthony V. Minopoli
                                        -------------------------
                                        Name: Anthony V. Minopoli
                                        Title: President & CIO


                                        The Advisors' Inner Circle Fund III

                                        /s/ Dianne Descoteaux
                                        -----------------------
                                        Name: Dianne Descoteaux
                                        Title: VP & Secretary
Revised: February 29, 2016